EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by Ionatron, Inc. (the “Company”) of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007 (the “Report”) I, Kenneth M. Wallace, Chief Financial Officer of the Company certify pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Kenneth M. Wallace
Kenneth M. Wallace
Chief Financial Officer

Date: November 9, 2007